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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 17, 2007 (September 15, 2007)



                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                   001-33016              68-0629883
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 (State or other jurisdiction of      Commission           (I.R.S. Employer
  incorporation or organization)      File Number         Identification No.)




 16701 Greenspoint Park Drive, Suite 200
             Houston, Texas                                      77060
 ---------------------------------------                         -----
 (Address of principal executive offices)                      (Zip Code)


                                 (281) 408-1200
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       (d) On September 15, 2007, the Board of Directors (the "Board") of Eagle Rock Energy G&P, LLC (the "Company"), the general partner of Eagle Rock Energy GP, L.P., the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"), appointed William A. Smith as an independent director to the Board without receiving the approval of the sole member of the Company or the limited partners of the Partnership. The appointment is to be effective immediately. In connection with the appointment as an independent director of the Company, Mr. Smith has been appointed by the Board to serve on the Audit Committee, the Conflicts Committee and the Compensation Committee.

       In connection with his appointment, and under the Partnership's 2006 Long-Term Incentive Plan, the Board approved the grant of 5,000 restricted common units to Mr. Smith on September 15, 2007.

       The press release issued on September 17, 2007, announcing the appointment of Mr. Smith to the Board, is attached hereto as Exhibit 99.1.

       The information in this Item 5.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.


Item 9.01.   Financial Statements and Exhibits

       (d)       Exhibits.

Exhibit No.            Description of Document
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99.1                   Press release dated September 17, 2007 announcing the
                       appointment of William A. Smith as an independent director of the Board of Directors of Eagle Rock Energy
                       G&P, LLC



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EAGLE ROCK ENERGY PARTNERS, L.P.

                                       By:   Eagle Rock Energy GP, L.P., its
                                             general partner

                                       By:   Eagle Rock Energy G&P, LLC, its
                                             general partner


Date: September 17, 2007         By:   /s/ Joseph A. Mills
                                       -----------------------------------------
                                       Joseph A. Mills
                                       Chief Executive Officer